Critical accounting judgements and estimates	6 Months Ended
Jun. 30, 2021
Disclosure Of Accounting Judgements And Estimates [Abstract]
Critical accounting judgements and estimates
Note 2: Critical accounting judgements and estimates
The preparation of the Group’s financial statements requires management to make judgements, estimates and assumptions that impact the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Due to the inherent uncertainty in making estimates, actual results reported in future periods may include amounts which differ from those estimates. Estimates, judgements and assumptions are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. The Group’s significant judgements, estimates and assumptions are unchanged compared to those applied at 31 December 2020, except as detailed below.
Allowance for expected credit losses
The Group recognises an allowance for expected credit losses (ECLs) for loans and advances to customers and banks, other financial assets held at amortised cost, financial assets measured at fair value through other comprehensive income and certain loan commitment and financial guarantee contracts. At 30 June 2021 the Group’s expected credit loss allowance was £5,058 million (31 December 2020: £6,247 million), of which £4,699 million (31 December 2020: £5,788 million) was in respect of drawn balances.
The calculation of the Group’s expected credit loss allowances and provisions against loan commitments and guarantees under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. These are set out in detail in the Group’s 2020 Annual Report and Accounts. The principal changes made in the period ended 30 June 2021 are as follows:
Base Case and Economic Assumptions
The Group’s base case economic scenario has been revised in light of the continuing impact of the coronavirus pandemic in the UK and globally. The scenario reflects judgements of the net effect of government-mandated restrictions on economic activity, large-scale government interventions and behavioural changes by households and businesses that may persist beyond the rollout of coronavirus vaccination programmes.
As large-scale vaccination efforts compete with the emergence of new viral strains in the UK and globally, there remains considerable uncertainty about the pace and eventual extent of the post-pandemic recovery. The Group’s updated base case scenario builds in three key conditioning assumptions. First, that rising infections in the UK’s third COVID-19 wave do not lead to a re-imposition of restrictions. Second, that the rollout of vaccination programmes among the UK’s trading partners will reinforce an improving global backdrop. Third, that domestic policy measures remain accommodative, with monetary policy looking through a transient rise in inflation.
Conditioned on these assumptions and taking note of improvements in economic indicators in the second quarter, the Group’s base case outlook continues to assume a rise in the unemployment rate as furlough support ends alongside a deceleration in residential and commercial property price growth. Risks around this base case economic view lie in both directions and are partly captured by the alternative economic scenarios generated. But uncertainties relating to the key conditioning assumptions, including epidemiological developments, the efficacy of vaccine rollouts against emergent strains and the response of the economy in those circumstances are not specifically captured by these scenarios. These specific risks have been recognised outside the modelled scenarios with a central adjustment.
The Group has incorporated the latest available information at the reporting date in defining its base case scenario and generating alternative economic scenarios. The scenarios include forecasts for key variables in the second quarter of 2021, for which actuals may have since emerged prior to publication.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
Base case scenario by quarter[1]

	First quarter 2021	Second quarter 2021	Third quarter 2021	Fourth quarter 2021	First quarter 2022	Second quarter 2022	Third quarter 2022	Fourth quarter 2022
At 30 June 2021%		%	%	%	%	%	%	%

Gross domestic product	(1.5)	4.3	(0.3)	3.2	1.5	0.5	0.4	0.4
UK Bank Rate	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Unemployment rate	4.8	5.0	5.4	6.6	6.4	6.2	6.1	5.9
House price growth	6.5	10.5	6.8	5.6	5.0	1.7	0.3	0.1
Commercial real estate price growth	(2.9)	1.3	1.5	0.4	(0.3)	(0.5)	0.4	1.0

	First quarter 2020	Second quarter 2020	Third quarter 2020	Fourth quarter 2020	First quarter 2021	Second quarter 2021	Third quarter 2021	Fourth quarter 2021
At 31 December 2020%		%	%	%	%	%	%	%

Gross domestic product	(3.0)	(18.8)	16.0	(1.9)	(3.8)	5.6	3.6	1.5
UK Bank Rate	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
Unemployment rate	4.0	4.1	4.8	5.0	5.2	6.5	8.0	7.5
House price growth	2.8	2.6	7.2	5.9	5.5	4.7	(1.6)	(3.8)
Commercial real estate price growth	(5.0)	(7.8)	(7.8)	(7.0)	(6.1)	(2.9)	(2.2)	(1.7)
[1]Gross domestic product presented quarter on quarter, house price growth and commercial real estate growth presented year on year - i.e. from the equivalent quarter the previous year. UK Bank Rate is presented end quarter.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
Scenarios by year
Key annual assumptions made by the Group are shown below. Gross domestic product is presented as an annual change, house price growth and commercial real estate price growth are presented as the growth in the respective indices within the period. UK Bank Rate and unemployment rate are averages for the period. The upside, base case and downside scenarios are weighted at 30 per cent each, with the severe downside scenario weighted at 10 per cent.

	2021	2022	2023	2024	2025	2021–2025 average
At 30 June 2021%		%	%	%	%	%

Upside
Gross domestic product	6.1	5.5	1.4	1.4	1.2	3.1
UK Bank Rate	0.52	1.27	1.09	1.32	1.58	1.16
Unemployment rate	4.7	4.9	4.4	4.2	4.1	4.5
House price growth	6.8	3.4	4.6	3.9	3.4	4.4
Commercial real estate price growth	9.2	5.7	2.4	0.3	(0.3)	3.4

Base case
Gross domestic product	5.5	5.5	1.6	1.4	1.2	3.0
UK Bank Rate	0.10	0.10	0.25	0.50	0.75	0.34
Unemployment rate	5.4	6.1	5.4	5.0	4.8	5.4
House price growth	5.6	0.1	0.1	0.6	1.1	1.5
Commercial real estate price growth	0.4	1.0	0.6	0.3	0.5	0.6

Downside
Gross domestic product	4.8	4.2	1.3	1.4	1.4	2.6
UK Bank Rate	0.09	0.05	0.06	0.11	0.20	0.10
Unemployment rate	6.0	7.8	7.1	6.5	6.0	6.7
House price growth	3.5	(6.2)	(7.5)	(4.9)	(1.8)	(3.5)
Commercial real estate price growth	(5.3)	(5.3)	(2.8)	(1.5)	0.2	(3.0)

Severe downside
Gross domestic product	4.1	3.5	1.1	1.4	1.4	2.3
UK Bank Rate	0.06	0.00	0.01	0.02	0.03	0.02
Unemployment rate	7.0	9.9	9.1	8.3	7.6	8.4
House price growth	2.4	(11.0)	(13.2)	(9.6)	(5.1)	(7.5)
Commercial real estate price growth	(13.5)	(13.5)	(6.9)	(2.3)	0.5	(7.3)
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)

	2020	2021	2022	2023	2024	2020–2024 average
At 31 December 2020%		%	%	%	%	%

Upside
Gross domestic product	(10.5)	3.7	5.7	1.7	1.5	0.3
UK Bank Rate	0.10	1.14	1.27	1.20	1.21	0.98
Unemployment rate	4.3	5.4	5.4	5.0	4.5	5.0
House price growth	6.3	(1.4)	5.2	6.0	5.0	4.2
Commercial real estate price growth	(4.6)	9.3	3.9	2.1	0.3	2.1

Base case
Gross domestic product	(10.5)	3.0	6.0	1.7	1.4	0.1
UK Bank Rate	0.10	0.10	0.10	0.21	0.25	0.15
Unemployment rate	4.5	6.8	6.8	6.1	5.5	5.9
House price growth	5.9	(3.8)	0.5	1.5	1.5	1.1
Commercial real estate price growth	(7.0)	(1.7)	1.6	1.1	0.6	(1.1)

Downside
Gross domestic product	(10.6)	1.7	5.1	1.4	1.4	(0.4)
UK Bank Rate	0.10	0.06	0.02	0.02	0.03	0.05
Unemployment rate	4.6	7.9	8.4	7.8	7.0	7.1
House price growth	5.6	(8.4)	(6.5)	(4.7)	(3.0)	(3.5)
Commercial real estate price growth	(8.7)	(10.6)	(3.2)	(0.8)	(0.8)	(4.9)

Severe downside
Gross domestic product	(10.8)	0.3	4.8	1.3	1.2	(0.8)
UK Bank Rate	0.10	0.00	0.00	0.01	0.01	0.02
Unemployment rate	4.8	9.9	10.7	9.8	8.7	8.8
House price growth	5.3	(11.1)	(12.5)	(10.7)	(7.6)	(7.5)
Commercial real estate price growth	(11.0)	(21.4)	(9.8)	(3.9)	(0.8)	(9.7)
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
The table below shows the Group’s ECL for the upside, base case, downside and severe downside scenarios. The stage allocation for an asset is based on the overall scenario probability-weighted PD and, hence, the Stage 2 allocation is constant across all the scenarios. ECL applied through individual assessments and post-model adjustments is reported flat against each economic scenario, reflecting the basis on which they are evaluated. Judgements applied through changes to inputs are reflected in the scenario sensitivities. It therefore shows the extent to which a higher ECL allowance has been recognised to take account of multiple economic scenarios from the probability-weighted view relative to the base case. The uplift being £388 million compared to £506 million at 31 December 2020.

	Probability- weighted	Upside	Base case	Downside	Severe downside
At 30 June 2021	£m	£m	£m	£m	£m

UK Mortgages	905	544	684	1,100	2,064
Other Retail	2,053	1,896	2,009	2,152	2,355
Commercial Banking	1,650	1,395	1,527	1,799	2,340
Other	450	448	450	450	454
ECL allowance	5,058	4,283	4,670	5,501	7,213

	Probability- weighted	Upside	Base case	Downside	Severe downside
At 31 December 2020	£m	£m	£m	£m	£m

UK Mortgages	1,027	614	804	1,237	2,306
Other Retail	2,368	2,181	2,310	2,487	2,745
Commercial Banking	2,402	1,910	2,177	2,681	3,718
Other	450	448	450	450	456
ECL allowance	6,247	5,153	5,741	6,855	9,225
The impact of changes in the UK unemployment rate and House Price Index (HPI) have also been assessed. Although such changes would not be observed in isolation, as economic indicators tend to be correlated in a coherent scenario, this gives insight into the sensitivity of the Group’s ECL to gradual changes in these two critical economic factors. The assessment has been made against the base case with the reported staging unchanged.
The table below shows the impact on the Group’s ECL in respect of UK Mortgages resulting from a decrease/increase in loss given default for a 10 percentage point (pp) increase or decrease in the UK House Price Index (HPI). The increase/decrease is presented based on the adjustment phased evenly over the first ten quarters of the base case scenario.

	At 30 June 2021		At 31 December 2020
	10pp increase in HPI	10pp decrease in HPI	10pp increase in HPI	10pp decrease in HPI

ECL impact, £m	(175)	254	(206)	284
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
The table below shows the impact on the Group’s ECL resulting from a 1 percentage point (pp) increase or decrease in the UK unemployment rate. The increase or decrease is presented based on the adjustment phased evenly over the first ten quarters of the base case scenario. An immediate increase or decrease would drive a more material ECL impact as it would be fully reflected in both 12 month and lifetime PDs.

	At 30 June 2021		At 31 December 2020
	1pp increase in unemployment	1pp decrease in unemployment	1pp increase in unemployment	1pp decrease in unemployment
	£m	£m	£m	£m

UK Mortgages	33	(28)	25	(23)
Other Retail	45	(45)	54	(54)
Commercial Banking	87	(74)	125	(112)
Other	1	(1)	1	(1)
ECL impact	166	(148)	205	(190)
Application of judgement in adjustments to modelled ECL
Impairment models fall within the Group’s Model Risk framework with model monitoring, periodic validation and back testing performed on model components (i.e. probability of default, exposure at default and loss given default). Limitations in the Group’s impairment models or data inputs may be identified through the ongoing assessment and validation of the output of the models. In these circumstances, management make appropriate adjustments to the Group’s allowance for impairment losses to ensure that the overall provision adequately reflects all material risks. These adjustments are determined by considering the particular attributes of exposures which have not been adequately captured by the impairment models and range from changes to model inputs and parameters, at account level, through to more qualitative post-model overlays.
Judgements are not typically assessed under each distinct economic scenario used to generate ECL, but instead are applied on the basis of final modelled ECL which reflects the probability-weighted view of all scenarios. All adjustments are reviewed quarterly and are subject to internal review and challenge, including by the Audit Committee, to ensure that amounts are appropriately calculated and that there are specific release criteria within a reasonable timeframe.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
At 30 June 2021 the coronavirus pandemic and the various support measures that have been put in place have resulted in an economic environment which differs significantly from the historical economic conditions upon which the impairment models have been built. As a result there is a greater need for management judgements to be applied, as seen in the elevated levels present since year end. At 30 June 2021 management judgement resulted in additional ECL allowances totalling £1,682 million (31 December 2020: £1,383 million). This comprises judgements added due to COVID-19 and other judgements not directly linked to COVID-19 but which have increased in size under the current outlook. The table below analyses total ECL allowance at 30 June 2021 by portfolio, separately identifying the amounts that have been modelled, those that have been individually assessed and those arising through the application of management judgement.

	Modelled ECL	Individually assessed	Judgements due to COVID-19[1]	Other judgements	Total ECL
	£m	£m	£m	£m	£m

At 30 June 2021
UK Mortgages	345	—	73	487	905
Other Retail	1,610	—	405	38	2,053
Commercial Banking	418	953	280	(1)	1,650
Other	50	—	400	—	450
Total	2,423	953	1,158	524	5,058

At 31 December 2020
UK Mortgages	481	—	36	510	1,027
Other Retail	2,060	—	321	(13)	2,368
Commercial Banking	1,051	1,222	131	(2)	2,402
Other	50	—	400	—	450
Total	3,642	1,222	888	495	6,247
[1]Judgements due to the impact that COVID-19 and resulting interventions have had on the Group’s economic outlook and observed loss experience, which have required additional model limitations to be addressed.
Central overlay in respect of economic uncertainty
Central overlay in respect of economic uncertainty: £400 million (31 December 2020: £400 million)
The Group's £400 million central overlay was added at year end in recognition of the risks to the conditioning assumptions around the base case scenario being markedly to the downside given the potential for a material delay in the vaccination programme or reduction in its effectiveness from further virus mutation and the corresponding delayed withdrawal of restrictions on social interaction or introduction of further lockdowns.
Although the outlook has improved in the first half, the Group still considers that the conditioning assumptions within the base case and associated scenarios do not necessarily capture the unprecedented risks that remain. The vaccine roll out has progressed well and has supported the planned easing of restrictions to date, however the increasing infection rate and hospitalisations from the Delta variant highlight the potential risk from further virus mutation and the resulting response which could be needed, potentially impacting on social and economic activity. The scale of the uncertainty is expected to diminish once the UK is fully vaccinated and infection levels have been sustained at low levels, with restrictions reduced and associated Government support wound down.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
Except as noted below, the nature of the judgements are consistent with those applied by the Group in its 2020 Annual Report and Accounts. The 30 June 2021 allowance has been re-assessed based on latest economic outlook, data points and modelled result.
Judgements due to COVID-19

	At 30 June 2021	At 31 Dec 2020
	£m	£m

UK Mortgages	73	36
Other Retail
Recognition of impact of support measures	318	218
Incorporation of forward-looking LGDs	80	86
Other	7	17
	405	321
Commercial Banking
Adjustment to economic variables used as inputs to models	171	93
Key coronavirus-impacted sectors	100	—
Other	9	38
	280	131

Other	400	400
Total	1,158	888
Notable movements from 31 December 2020 include:
UK Mortgages: £73 million (31 December 2020: £36 million)
Judgement has increased in the period due to an extension of the temporary suspension of the repossession of properties to support customers during the pandemic. The amount at 30 June 2021 also incorporates an adjustment to ensure ECL is at calibrated levels when applied to the latest balance sheet date.
Other Retail
Recognition of impact of support measures: £318 million (31 December 2020: £218 million)
Government support and subdued levels of consumer spending are judged to have temporarily reduced the flow of accounts into arrears and default and to have improved average credit scores across portfolios. The adjustment made at year end to reverse these impacts has continued to grow through 2021 with the passage of time and as average credit scores improved further.
Commercial Banking
Adjustment to economic variables used as inputs to models: £171 million (31 December 2020: £93 million)
Further observed reductions in the rate of corporate insolvencies, used as an input to Commercial default models, continue to be substituted with an increase proportionate to that seen in unemployment to generate a level of predicted defaults. The increase in the adjustment reflects the larger release which would therefore result should the metric, still believed unrepresentative of underlying conditions, be used within the model.
Key coronavirus-impacted sectors: £100 million (31 December 2020: £nil)
At year end the modelled ECL incorporated an economic outlook containing a material reduction in corporate profits. This is no longer assumed, which generates a reduction in modelled ECL and therefore leaves potential risk on specific underperforming sectors. Judgement has therefore been raised in place of this to ensure a more targeted stress on likelihood and severity of loss in these sectors.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 2: Critical accounting judgements and estimates (continued)
Other judgements

	At 30 June 2021	At 31 Dec 2020
	£m	£m

UK Mortgages
Adjustment to modelled forecast parameters	140	193
End-of-term interest only	168	179
Long-term defaults	74	87
Other	105	51
	487	510
Other Retail
Lifetime extension on revolving products	71	81
Unsecured non-scored accounts	(21)	(72)
Credit card LGD alignment	(55)	(55)
Other	43	33
	38	(13)

Commercial Banking	(1)	(2)
Total	524	495
Notable movements from 31 December 2020 include:
UK Mortgages
Adjustment to modelled forecast parameters: £140 million (31 December 2020: £193 million)
Adjustments to the estimated defaults used within the ECL calculation were introduced at year end following the adoption of new default forecast models. Work has progressed through the period with initial model changes identified which reduce the scale of adjustment required. The scale of the adjustment has also reduced as the impact of under-sensitivity lessens when applied to the improved economic outlook.
Other: £105 million (31 December 2020: £51 million)
The increase in the scale of the judgement reflects additional adjustment to capture risks relating to fire safety and cladding uncertainty within assessment of affordability and asset valuations, not captured by underlying models. The risk is now deemed sufficiently material to address through judgement, given that more cases have been assessed as having defective cladding, or other fire safety issues, together with emerging evidence of higher arrears and weaker sales values relative to the wider portfolio.
Other Retail
Unsecured non-scored accounts: £(21) million (31 December 2020: £(72) million)
Due to a shortcoming in the models, it is not possible to retrieve relevant credit data for a number of accounts and therefore no probability of default (PD) is available and no assessment of whether there has been a significant increase in credit risk (SICR) can be carried out. Work has progressed during 2021 to resolve this issue. The reduction therefore reflects that an adjustment is required on fewer accounts.